SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported) December 30, 1999


                                F&M BANCORP
           (Exact name of registrant as specified in its charter)


Maryland                           0-12638                  52-1316473
(State or other                  (Commission              (IRS Employer
jurisdiction of                  File Number)             Identification No.)
incorporation)


110 Thomas Johnson Drive
Frederick, Maryland                                             21702
(Address of principal executive offices)                      (Zip Code)


                               (301) 694-4000
            (Registrant's telephone number, including area code)


                               Not Applicable
       (Former name or former address, if changed since last report)




ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

               On December 30, 1999, Patapsco Valley Bancshares, Inc., a Maryland corporation ("Patapsco"), was merged (the "Merger") with and into F&M Bancorp, a Maryland corporation ("F&M Bancorp"), pursuant to the Agreement and Plan of Merger, dated as of September 7, 1999 (the "Merger Agreement), by and between F&M Bancorp and Patapsco.

               Pursuant to the Merger Agreement, each share of the common stock, par value $0.01 per share of Patapsco, outstanding immediately prior to consummation of the Merger was converted into and became exchangeable for 1.18 shares of the common stock, par value $5.00 per share, of F&M Bancorp (the "Common Stock"). F&M Bancorp expects to issue a maximum of 1,675,811 shares of Common Stock in connec tion with the Merger.

               The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K/A of F&M Bancorp, filed on September 22, 1999 and is incorporated herein by reference in its entirety as Exhibit 2.1. The press release issued by F&M Bancorp on December 30, 1999 with respect to the consummation of the Merger is incorporated herein by reference in its entirety and filed as an exhibit to this Report.


ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

(a)     Financial Statements of Business Acquired*

(b)     Pro Forma Financial Information*

(c)     Exhibits

             2.1 Agreement and Plan of Merger, dated as of September 7, 1999, by and between F&M Bancorp and Patapsco Val ley Bancshares, Inc. previously filed and incorporated by reference to F&M Bancorp's Current Report on Form 8-K/A, filed September 22, 1999.

             99.1        Press Release issued by F&M Bancorp on December 30,
                         1999.

* The Registrant will file the required financial statements with respect to such acquisition under the cover of an amendment to this Current Report on Form 8-K as soon as practicable, but in no event later than 60 days after the date on which this Current Report on Form 8-K was required to have been filed.



                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: January 3, 2000


                                    F&M BANCORP

                                    By:  /s/ Gordon M. Cooley
                                         -----------------------------
                                         Name:  Gordon M. Cooley
                                         Title: Secretary and General Counsel



                               EXHIBIT INDEX

      Exhibit
      Number        Description
      -------       -----------

      2.1 Agreement and Plan of Merger, dated as of September 7, 1999, by and between F&M Bancorp and Patapsco Valley Bancshares, Inc. previously filed and incorporated by reference to F&M Bancorp's Current Report on Form 8-K/A, filed September 22, 1999.

      99.1          Press Release issued by F&M Bancorp on December 30, 1999